Exhibit 3.401

PAGE 1
     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “WESTERN PLAINS REGIONAL HOSPITAL, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE NINETEENTH DAY OF NOVEMBER, A.D. 1998, AT 9 O’CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF JANUARY, A.D. 2002, AT 10 O’CLOCK A.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “WESTERN PLAINS REGIONAL HOSPITAL, LLC”.

2969160    8100H
110293114
You may verify this certificate online
at corp.delaware.gov/authver.shtml

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 8620339

DATE: 03-14-11

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/19/1998
981447661 – 2969160
CERTIFICATE OF FORMATION
OF
WESTERN PLAINS REGIONAL HOSPITAL, LLC
Under Section 18-201 of the
Delaware Limited Liability Company Act
          FIRST: The name of the limited liability company is Western Plains Regional Hospital, LLC (the “Company”).
          SECOND; The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.
          THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of November 19, 1998.

By	/s/ John M. Franck II Name: John M. Franck II
Title: Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 01/22/2002
020040867 – 2969160
CERTIFICATE OF AMENDMENT
OF
Western Plains Regional Hospital, LLC
     1. The name of the limited liability company is Western Plains Regional Hospital, LLC
     2. The Certificate of Formation of the limited liability company is hereby amended as follows:
The name and address of the registered agent is The Corporation Trust Company Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Western Plains Regional Hospital, LLC this 15 day of January, 2002.

Western Plains Regional Hospital, LLC

/s/ William F. Carpenter III William F. Carpenter III

Manager
Title